EXHIBIT 10.8


(BILATERAL FORM - TRANSFER)1         (ISDA AGREEMENTS SUBJECT TO ENGLISH LAW)2

                                      ISDA[r]

             International Swaps and Derivatives Association, Inc.
                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                             ISDA MASTER AGREEMENT

                          dated as of 15 December 2005

                                    between

        THE ROYAL BANK OF SCOTLAND PLC and ARRAN FUNDING LIMITED
                 ("Party A")                   ("Party B")



This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections l(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).



PARAGRAPH 1. INTERPRETATION

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other


-----------------------------
1 This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.


2 This Credit Support Annex has been prepared for use with ISDA Master
  Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. in particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g.. English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).


   Copyright c 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

PARAGRAPH 2. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 1 l(b)(iii)(D)). Unless otherwise specified in Paragraph ll(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:
         (i)    the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) RETURN AMOUNT. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 1l(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph ll(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

          (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

          exceeds

          (ii)  the Credit Support Amount.

PARAGRAPH 3. TRANSFERS, CALCULATIONS AND EXCHANGES

(a) TRANSFERS. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

          (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;


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                                                                   ISDA(R) 1995

        (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duty executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

        (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c) EXCHANGES.

         (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

         (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and
         (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph ll(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.



                                                                   ISDA(R) 1995

PARAGRAPH 4. DISPUTE RESOLUTION

(a) DISPUTED CALCULATIONS OR VALUATIONS. If a parly (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:


         (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

         (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

         (3) the parties will consult with each other in an attempt to resolve the dispute; and

         (4)  if they fail to resolve the dispute by the Resolution Time, then:

                 (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph ll(c), the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                 (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                 (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                  (C) utilising the procedures specified in Paragraph ll(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

                (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph ll(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.

                                                                    ISDA(R)1995

(b) NO EVENT OF DEFAULT. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

PARAGRAPH 5. TRANSFER OF TITLE, NO SECURITY INTEREST, DISTRIBUTIONS AND INTEREST
             AMOUNT

(a) TRANSFER OF TITLE. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) NO SECURITY INTEREST. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)  DISTRIBUTIONS AND INTEREST AMOUNT

         (i) DISTRIBUTIONS. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).


         (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph ll(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 1l(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

PARAGRAPH 6. DEFAULT

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of
Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.



                                                                   ISDA(R) 1995

PARAGRAPH 7. REPRESENTATION

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

PARAGRAPH 8. EXPENSES

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

PARAGRAPH 9. MISCELLANEOUS

(a) DEFAULT INTEREST. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) DEMANDS AND NOTICES. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 10. DEFINITIONS

As used in this Annex:

"BASE CURRENCY" means the currency specified as such in Paragraph 11 (a)(i).



                                                                   ISDA(R) 1995

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"BASE CURRENCY EQUIVALENT" means, with respect to an amount on a Valuation
Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"CREDIT SUPPORT AMOUNT" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"CREDIT SUPPORT BALANCE" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a).

"Disputing Party" has the meaning specified in Paragraph 4.

"DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"DISTRIBUTIONS DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"ELIGIBLE CREDIT SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 1l(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"ELIGIBLE CURRENCY" means each currency specified as such in Paragraph ll(a)(ii), if such currency is freely available.

"EQUIVALENT CREDIT SUPPORT" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"EQUIVALENT DISTRIBUTIONS" has the meaning specified in Paragraph 5(c)(i).

"EXCHANGE DATE" has the meaning specified in Paragraph ll(d).


                                                                   ISDA(R)1995

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 "EXPOSURE" means, with respect to a party on a Valuation Date and subject to
Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(l) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11
(b)(iii)(A); if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

         (x) the amount of cash in such currency on that day; multiplied by

         (y) the relevant Interest Rate in effect for that day; divided by

         (z) 360 (or, in the case of pounds sterling, 365).

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"INTEREST RATE" means, with respect to an Eligible Currency, the rate specified in Paragraph ll(f)(i) for that currency.

 "LOCAL BUSINESS DAY", unless otherwise specified in Paragraph ll(h), means:

          (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

          (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;


                                                                    ISDA(R)1995

        (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

        (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 1l(b)(iii)(C); if no amount is specified, zero.

"NEW CREDIT SUPPORT" has the meaning specified in Paragraph 3(c)(i).

"NOTIFICATION TIME" has the meaning specified in Paragraph 1l(c)(iv).

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "RECALCULATION DATE" means the most recent Valuation Date under Paragraph 2.


"RESOLUTION TIME" has the meaning specified in Paragraph 1l(c)(i).

"RETURN AMOUNT" has the meaning specified in Paragraph 2(b).

"SETTLEMENT DAY" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"THRESHOLD" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 1l(b)(iii)(B); if no amount is specified, zero.

"TRANSFEREE" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"TRANSFEROR" means, in relation to a Transferee, the other party.

"VALUATION AGENT" has the meaning specified in Paragraph 1l(c)(i).

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).


                                                                    ISDA(R)1995

"VALUATION PERCENTAGE" means, for any item of Eligible Credit Support, the percentage specified in Paragraph ll(b)(ii).

"VALUATION TIME" has the meaning specified in Paragraph 1l(c)(iii).

"VALUE" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

         (i) Eligible Credit Support comprised in a Credit Support Balance that is:

                 (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

                 (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

         (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.

                                                                    ISDA(R)1995

PARAGRAPH 11.  ELECTIONS AND VARIABLES

(A)     BASE CURRENCY AND ELIGIBLE CURRENCY.

        (i)     "BASE CURRENCY" means [    ].

        (ii)    "ELIGIBLE CURRENCY" means the Base Currency.

                "It is agreed by the Parties that where the Credit Support Amount is transferred in a currency other than Base Currency, the Valuation Percentage for each item listed as Eligible Credit Support in Paragraph 11(b)(ii) shall be reduced by a percentage agreed by the parties and approved by the relevant rating agency ("ADDITIONAL VALUATION PERCENTAGE"), such Additional Valuation Percentage being [ ]% or such lower percentage as agreed by the parties and approved by the relevant rating agency. For the purpose of this Annex references to the "relevant ratings agency" shall mean the rating agency whose Rating Criteria will be used to determine the amount of Eligible Credit Support that Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

(B)     CREDIT SUPPORT OBLIGATIONS.

        (I)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 2(a), except that the words "upon a demand made by the Transferee" shall be deleted and the word "that" in the second line of Paragraph 2(a) shall be replaced with the word "a".

                (B) "RETURN AMOUNT" has the meaning as specified in Paragraph 2(b).

                (C) "CREDIT SUPPORT AMOUNT" has the meaning specified under the relevant definition of Ratings Criteria. In circumstances where more than one of the Ratings Criteria apply to Party A, the Credit Support Amount shall be calculated by reference to the Ratings Criteria which

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

                        would result in Party A transferring the greatest amount of Eligible Credit Support. Under no circumstances will Party A be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Criteria set out below.

        (II) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "ELIGIBLE CREDIT SUPPORT" for Party A:

                         ELIGIBLE CREDIT SUPPORT                                  VALUATION PERCENTAGE
                  (A)    Cash in the Eligible Currency                                     [ ]%
                  (B)    Negotiable  debt  obligations  issued  by the  U.S.               [ ]%
                         Treasury  Department  having a residual maturity on
                         such date of less than 1 year
                         Negotiable  debt  obligations  issued  by the  U.S.               [ ]%
                         Treasury  Department  having a residual maturity on
                         such date equal to or greater  than 1 year but less
                         than 3 years
                  (C)    Negotiable  debt  obligations  issued  by the  U.S.               [ ]%
                         Treasury  Department  having a residual maturity on
                         such  date  equal to or  greater  than 3 years  but
                         less than 5 years
                  (D)    Negotiable  debt  obligations  issued  by the  U.S.               [ ]%
                         Treasury  Department  having a residual maturity on
                         such  date  equal to or  greater  than 5 years  but
                         less than 7 years
                  (E)    Negotiable  debt  obligations  issued  by the  U.S.               [ ]%
                         Treasury  Department  having a residual maturity on
                         such date equal to or greater  than 7 year but less
                         than 10 years
                  (F)    Negotiable  debt  obligations of the United Kingdom               [ ]%
                         having a  residual  maturity  on such  date of less
                         than 1 year
                  (G)    Negotiable  debt  obligations of the United Kingdom               [ ]%
                         having a  residual  maturity  on such date equal to
                         or greater than 1 year but less than 3 years
                  (H)    Negotiable  debt  obligations of the United Kingdom               [ ]%
                         having a  residual  maturity  on such date equal to
                         or greater than 3 year but less than 5 years
                  (I)    Negotiable  debt  obligations of the United Kingdom               [ ]%
                         having a  residual  maturity  on such date equal to
                         or greater than 5 year but less

                                       12


                         than 7 years
                  (J)    Negotiable  debt  obligations of the United Kingdom              [ ]%
                         with a residual  maturity  on such date equal to or
                         greater than 7 years but less than 10 years
                  (K)    Such other credit support as agreed between Party A      Such Valuation
                         and the Rating Agencies from time to time.               Percentage as agreed
                                                                                  between Party A and the
                                                                                  Rating Agencies from
                                                                                  time to time in respect
                                                                                  of such Eligible Credit
                                                                                  Support

                         For the purposes of this Annex, "NEGOTIABLE DEBT
                         OBLIGATION" shall mean a debt obligation in a stated principal amount with a non-variable fixed maturity, which cannot be redeemed by its issuer before its maturity nor put to the issuer for redemption before its maturity. It must bear interest on its stated principal amount at a non-variable fixed rate until maturity (or, in the case of an obligation with an original maturity of less than one year, bear no interest at all).

                Where the ratings of the relevant agencies differ with respect to the same Negotiable Debt Obligation, the lower of the ratings shall apply.

        (III)   THRESHOLDS.

                (A) "INDEPENDENT AMOUNT" means with respect to Party A and Party B, [ ].

                (B) "THRESHOLD" means with respect to Party A, [ ], and with respect to Party B, not applicable.

                (C)     "MINIMUM TRANSFER AMOUNT" means:

                        (1)   with respect to Party A, [ ] provided, that if
                              (x) an Event of Default with respect to Party A has occurred and is continuing, or (y) an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party
                              A shall be [ ]; and

                                       13


                        (2)   with respect to Party B, [ ].

                (D) "ROUNDING". The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of [ ] respectively, provided that the Return
                        Amount shall never exceed the Credit Support Balance.

(C)     VALUATION AND TIMING.

        (i)     "VALUATION AGENT" means Party A.

        (ii) "VALUATION DATE" means each Tuesday, provided that if any such Tuesday is not a Local Business Day the Valuation Date will not be such Tuesday but instead the first following day that is a Local Business Day unless that day falls in the next calendar month, in which case the Valuation Date will be the first preceding day that is a Local Business Day.

        (iii) "VALUATION TIME" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv)    "NOTIFICATION TIME" means by [ ], on a Local Business Day.

(D)     EXCHANGE DATE has the meaning specified in Paragraph 3(c)(ii).

(E)     DISPUTE RESOLUTION.

        (i) "RESOLUTION TIME" means [ ], on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

        (ii) VALUE. For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value as at the relevant date of calculation of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

                (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("SECURITIES"), the Base Currency Equivalent of the sum of (a) (x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or
                        (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or

                        (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date;

                (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof; and

                (C) with respect to any Eligible Credit Support or Equivalent Credit Support other than Securities and Cash, the Base Currency Equivalent of the fair market value thereof on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

        (iii)   ALTERNATIVE. The provisions of Paragraph 4 will apply.

(F)     DISTRIBUTION AND INTEREST AMOUNT.

        (i) INTEREST RATE. The "INTEREST RATE" in relation to the Eligible Currency will be "SONIA", which for any day means the overnight rate as calculated by the Wholesale Market Brokers Association which appears on Telerate Page 3937 under the heading "Sterling Overnight Index" in respect of that day, and shall be applied for purposes of determining the Interest Amount on a compounding basis.

        (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the relevant Interest Amount will be made on each Valuation Date to the extent that Party B has earned and received such amount of interest and that a Delivery Amount would not be created or increased by that transfer, and on any other Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b). Notwithstanding anything to the contrary in this Agreement, if pursuant to the terms of this Agreement Party B is required to deduct or withhold an amount from a payment in respect of the transfer of an Interest Amount for or on account of any Tax, such Tax shall not constitute an "Indemnifiable Tax".

        (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 5(c)(ii) will apply.

(G)     ADDRESSES FOR TRANSFERS.

        Party A:

        Transfers at any time of any type of asset by Party B to Party A shall be made to the account or address (as appropriate) most recently notified for the purpose of this Agreement by Party A to Party B in relation to such type of asset.

        Address for demands and notices:

        Party A:

        Address:         RBS Financial Markets, 280 Bishopsgate, London EC2M 4RB
        Telephone:       +44 20 7085 5209/4761
        Facsimile:       +44 20 7085 4793
        Attention:       Global Collateral Management
        Email:           collateral@rbos.com
        Party B:         Bank:                   [ ]
                         Sort Code:              [ ]
                         Account No.:            [ ]
                         Account Name:           [ ]

        Party B:

        To be advised

(H)     OTHER PROVISIONS.

        (i)     TRANSFER TIMING

                (A) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

                        "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                (B) The definition of Settlement Day in Paragraph 10 shall be deleted and replaced with the following:

                        "SETTLEMENT DAY" means, in relation to a Deemed Demand Date and a transfer of cash the next Local Business Day.

                (C)     For the purposes of this Paragraph 11(h)(i):

                        "DEEMED DEMAND DATE" means, with respect to a transfer by a party:

                        (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date. For the avoidance of doubt, for the purposes of Paragraph 2 and

                              Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support; and

                        (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange.

                        For the avoidance of doubt, on each Deemed Demand Date the Transferor shall deliver to the Transferee and the Agent a statement showing the amount of Eligible Credit Support to be delivered.

        (ii)    EARLY TERMINATION

                Paragraph 6 is deleted in its entirety and replaced with the following:

                "If an Early Termination Date is designated or deemed to occur in respect of all outstanding Transactions, an amount equal to the Value (provided that a Valuation Percentage of 100 per cent. shall be applied for the purposes of determining the Value of Eligible Credit Support comprised in the Credit Support Balance) of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party or the Affected Party as the case may be) for purposes of Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for the purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for the purposes of Section 6(e), then the Loss determined under
                Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance."

        (iii)   COSTS OF TRANSFER ON EXCHANGE

                Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

        (iv)    CUMULATIVE RIGHTS

                The rights, powers and remedies of the Transferee under this Annex shall be in addition to all rights, powers and remedies given to the Transferee by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Transferee in the Credit Support Balance created pursuant to this Annex.

        (v)     SINGLE TRANSFEROR AND SINGLE TRANSFEREE

                Party A and Party B agree that, notwithstanding anything to the contrary in this Annex (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10)
                (a) the term "Transferee" as used in this Annex means only Party B and (b) the term "Transferor" as used in this Annex means only Party A.

        (vi) "RATINGS CRITERIA" means the criteria used by S&P ("S&P CRITERIA"), the criteria used by Moody's ("MOODY'S CRITERIA") and the criteria used by Fitch Ratings ("FITCH CRITERIA") for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer hereunder following a Rating Event where Party A has opted to or is required to transfer Eligible Credit Support in support of its obligations under the Agreement pursuant to Part 5(c) of the Schedule to the Agreement.

                S&P CRITERIA

                For the purposes of this Credit Suport Annex the S&P criteria comprise the criteria of S&P as at 17 December 2003 "Standard & Poor's Global Interest Rate and Swap Counterparty Rating Criteria Expanded" and 26 February 2004 "Global Interest Rate and Currency Swaps: Calculating the Collateral Required Amount".

                "CREDIT SUPPORT AMOUNT" shall mean with respect to the Transferor on a Valuation Date the sum of:

                (A)     the greater of the MTM and zero; and

                (B) the product of VB and the aggregate Notional Amounts of the Transactions,

                or such lower amount as may be agreed between Party A and S&P, provided that the Credit Support Amount shall be deemed to be zero:

                (1) if at any time, (x) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A-1" by S&P and (y) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "BBB-" by S&P ;

                (2) until the date that is 30 calendar days following: the date of the occurrence of a relevant Initial S&P Rating Event, or, if earlier, the date of the occurrence of a relevant Subsequent S&P Rating Event; and

                (3) if at any time any of the measures described in Part 5(c)(i)(B), Part 5(c)(i)(C) and Part 5(c)(i)(D) of the Schedule to the Agreement is taken or if a transfer or any other action described in Part 5(c)(ii)(A) of the Schedule to the Agreement is effected.

                For such purposes:

                "MTM" means the Transferee's Exposure; and

                "VB" means the relevant percentage set out in Table A below.

                        TABLE A

                        For the purposes of this Table A, "Average Remaining Life" means, in respect of any date, the period, expressed in years (rounded to the nearest quarter) reflecting the average of the period in respect of each outstanding Transaction from and including such date to and including the Termination Date of such Transaction.

                ---------------------------------------------------------------------------------------------
                                                    VOLATILITY BUFFER

                ---------------------------------------------------------------------------------------------

                Rating of Party A and, if applicable,       Average          Average          Average
                any Credit Support Provider of Party A      Remaining Life   Remaining Life   Remaining Life
                                                            of Transaction   of Transaction   of Transaction
                                                            up to 5 years    up to 10         up to 30 years
                                                                             years, but       but greater
                                                                             greater than 5   than 10 years
                                                                             years
                ---------------------------------------------------------------------------------------------
                The rating by S&P of the short-term         [ ]%             [ ]%             [ ]%
                unsecured and unsubordinated debt
                obligations of Party A and, if applicable,
                any Credit Support Provider of Party
                A is equal to "A-2"
                ---------------------------------------------------------------------------------------------
                The rating by S&P of the short-term         [ ]%             [ ]%             [ ]%
                unsecured and unsubordinated debt
                obligations of Party A and, if applicable,
                any Credit Support Provider of Party
                A is equal to or lower than "A-3"
                ---------------------------------------------------------------------------------------------
                The rating by S&P of the long-term          [ ]%             [ ]%             [ ]%
                unsecured and unsubordinated debt
                obligations of Party A and, if applicable,
                any Credit Support Provider of Party
                A is lower than "BBB-"
                ---------------------------------------------------------------------------------------------

        MOODY'S CRITERIA

        "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10 provided however that the words "plus the Additional Collateral Amount" shall be added after the words "Transferee's Exposure" in the second line thereof and provided that the Credit Support Amount shall be deemed to be zero:

        (A) if at any time (1) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A1" by Moody's and (2) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "Prime-1" by Moody's;

        (B) until the date that is the later of (1) the date that is 30 calendar days following the date of the Agreement if the Initial Moody's Rating Event occurs prior to the date of the Agreement; (2) the date that is 30 calendar days following the date of the Initial Moody's Rating Event; or (3) the date that is 10 calendar days following the date of the occurrence of a relevant Subsequent Moody's Rating Event; and

        (C) if at any time any of the measures described in Part 5(c)(iii)(2), Part 5(c)(iii)(3), Part 5(c)(iii)(4), Part
                5(c)(iv)(1)(x), Part 5(c)(iv)(1)(y) or Part 5(c)(iv)(1)(z) of
                the Schedule to the Agreement is taken.

                For such purposes "ADDITIONAL COLLATERAL AMOUNT" means with respect to a Valuation Date the sum (A) the product of A and the Transferee's Exposure and (B) the product of B and the current aggregate Notional Amounts of the outstanding Transactions, where:

                (1)     "A" means 2% and "B" means the product of

                        (a) 0.20% (if the Confirmation into which this Annex is incorporated relates to an interest rate swap transaction or a basis rate swap transaction); or

                        (b) 2.0% (if the Confirmation into which this Annex is incorporated relates to a cross currency interest rate swap transaction)

                         and the Average Remaining Life in the event that (x) the rating by Moody's of the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A is lower than "A1" but not lower than "A3", or (y) the rating by Moody's of the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A is lower than "Prime-1" but not lower than "Prime-2";

                (2)     "A" means 2% and "B" means the product of

                        (a) 0.40% (if the Confirmation into which this Annex is incorporated relates to an interest rate swap transaction or a basis rate swap transaction); or

                        (b) 3.0% (if the Confirmation into which this Annex is incorporated relates to a cross currency interest rate swap transaction)
                        and the Average Remaining Life in the event that (x) the rating by Moody's of the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A is lower than "A3", or (y) the short-term, unsecured and unsubordinated debt obligations of Party A or any Credit Support Provider of Party A, is below "Prime-2"; and

                (3)     "A" means 0% and "B" means 0% in all other cases.

                Where "AVERAGE REMAINING LIFE" means, in respect of any date, the period, expressed in years (rounded to the nearest quarter) reflecting the average of the period in respect of each outstanding Transaction from and including such date to and including the Termination Date of such Transaction.

                In relation to Part 5(c)(iii)(1) and Part 5(c)(iv)(2) of the Schedule to the Agreement, Party A will, upon receipt of reasonable notice (which, for the avoidance of doubt, will be no less than 30 calendar days) from Moody's, demonstrate to Moody's the calculation by Party A of the Transferee's Exposure.

        FITCH CRITERIA

        "CREDIT SUPPORT AMOUNT" shall mean, with respect to the Transferor on a Valuation Date, the greater of:

        (1)     zero; and

        (2)     the sum of:

                (x)     the Transferee's Exposure; and

                (y) the product of (aa) the current aggregate Notional Amount of the Transactions, and (bb) the Volatility Cushion,

        or such lower amount as Fitch Ratings and Party A may agree, provided that the Credit Support Amount shall be deemed to be zero:

        (A) if at any time (1) the short-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "F1" by Fitch Ratings and (2) the long-term, unsecured and unsubordinated debt obligations of Party A and, if applicable, any Credit Support Provider of Party A are rated at least as high as "A" by Fitch Ratings;

        (B) until the date that is 30 calendar days following the date of the occurrence of a relevant Initial Fitch Rating Event; and

        (C) if at any time any of the measures described in Part 5(c)(v)(2), Part 5(c)(v)(3), Part 5(c)(v)(4), Part
                5(c)(vi)(1)(aa), Part 5(c)(vi)(1)(bb), Part 5(c)(vi)(1)(cc),
                Part 5(c)(vii)(1), Part 5(c)(vii)(2) and Part 5(c)(vii)(3) of the Schedule to the Agreement is taken.

                For such purposes "VOLATILITY CUSHION" means the percentage determined by Party A in accordance with Appendix 2 to Fitch Rating's Structured Finance Criteria Report entitled "Counterparty Risk in Structured Finance Transactions: Swap Criteria" dated 13th September, 2004.

(vii)   CALCULATIONS

        Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request" after the word "calculations" in the third line thereof.

(viii)  ANNEX RELATES ONLY TO A CLASS OR SUB-CLASS OF NOTES

        The first sentence of the introductory paragraph of this Annex shall be amended to read as follows:

        "This Annex supplements and forms part of and is subject to the above-referenced ISDA Master Agreement and is part of its Schedule but only where that ISDA Master Agreement is incorporated into a confirmation relating to a class or sub-class of notes issued by Party B pursuant to Party B's $7,500,000,000 Medium Term Note Programme and the provisions of this Annex shall apply only to the transaction in respect of the class or sub-class of notes identified in the relevant confirmation for such transaction."

IN WITNESS WHEREOF, the parties have executed and delivered this document as of the date specified on the first page of this document.

THE ROYAL BANK OF SCOTLAND PLC             ARRAN FUNDING LIMITED


-------------------------------            ------------------------------------
By:                                        By:
        Name:                                     Name:
        Title                                     Title